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                                                                  EXHIBIT 10.14


                            SECOND AMENDMENT TO LEASE



         This Second Amendment to Lease made as of this 1st day of March, 1996, by and between 25 Mall Road Trust ("Landlord") and
Object Design, Inc. ("Tenant").

                                   WITNESSETH
                                   ----------

         WHEREAS, Landlord and Tenant entered into a lease dated September 15, 1993 (the "Original Lease") for space in the building known as 25 Burlington Mall Road, Burlington, Massachusetts (the "Building");

         WHEREAS, Landlord and Tenant entered into a First Amendment to Lease dated June 28, 1994 amending the Original Lease (as so amended, the "Lease") which, among other things, increased the rentable floor area of space in the Building leased by Tenant to 49,539 square feet; and

         WHEREAS, Landlord and Tenant wish to amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

         1. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Lease.

         2. Section 1.1 of the Lease is hereby amended by deleting the data which corresponds to the subject set forth below and replacing it with the data forth below which follows each such subject:

         "RENTABLE FLOOR AREA OF TENANT'S SPACE: 53,166 square feet (r.s.f.) approximately representing an increase of 3,627 square feet (r.s.f.) on the first floor of the Building (the "Expansion Space") from the original Premises hereunder; provided, however, that if the Contraction Date occurs as provided in Section 2 of Exhibit B, Rider to Lease, the rentable floor area of Tenant's Space effective as of the Contraction Date shall be reduced by 19,064 square feet (r.s.f.) on the sixth floor (the "Contraction Space") for a new total of 34,102 square feet
         (r.s.f.) approximately"
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         "ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE (included in Annual
         Rent): $45,191.10: $0.85 (p.r.s.f.); provided, however, that if the Contraction Date occurs as provided in Section 2 of Exhibit B, Rider to Lease, the Annual Estimated Electrical Cost of Tenant's Space effective as of the Contraction Date shall be $28,986.70 $0.85 (p.r.s.f.)"

         "ANNUAL RENT: $1,055,345.10; provided, however, that if the Contraction Date occurs as provided in Section 2 of Exhibit B, Rider to Lease, the Annual Rent effective as of the Contraction Date shall be $676,924.70 (in each case subject to an Annual Adjustment as provided in Article IV and subject to adjustment in accordance with Section 1 of Exhibit B, Rider to Lease), computed as follows;

         "ANNUAL RENT: $11.75 Annual Base Rent (p.r.s.f.) + $7.25 Annual Estimated operating Costs (p.r.s.f.) + $0.85 Annual Estimated Electrical Cost to Tenant's Space (p.r.s.f.) = $19.85 Total Rate (p.r.s.f.) X 53,166 rentable square feet $1,055,345.10 Annual Rent, or if the Contraction Date occurs as provided in Section 2 of Exhibit B, Rider to Lease X 34,102 = $676,924.70 Annual Rent"

         3. Section 1.2 of the Lease is hereby amended by deleting "Exhibit A - Plan Showing Tenant's Space" and inserting "Exhibit A-1 - Plan Showing Tenant's Space" and "Exhibit A-2 - Plan Showing Tenant's Space after the Contraction Date" and by attaching Exhibits A-1 and A-2 attached hereto to the Lease as Exhibits A-1 and A-2.

         4. Exhibit B, Rider to Lease, is hereby amended by deleting Sections 2, 3, 5, 6, 7, 8 and 9 therefrom in their entirety and substituting the following therefor:

                  "2. All references to the term "Premises" prior to the Contraction Date shall refer to Tenant's Space in the Building as shown on Exhibit A-1 and all references to the term "Premises" after the Contraction Date shall refer to Tenant's Space in the Building as shown on Exhibit A-2, in each case with the exclusions set forth in Section
         2.1 of the Lease. For purposes hereof, the term "Contraction Date" shall mean the Commencement Date of the lease to be executed between Landlord and Mitretek Systems, Inc. ("Mitretek") of 19,064 rentable square feet of space on the sixth floor of the Building (the "Mitretek Lease"), which space constitutes the Contraction Space and which space was previously sublet by Tenant to Mitretek. If the Mitretek Lease Is not fully executed by Landlord and Mitretek by April 1, 1996, then at Landlord's election made by written notice to Tenant the

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         Contraction Space shall remain part of the Premises and all provisions relating to the Contraction Space and the Contraction Date, including, without limitation, the applicable provisions of Section 1.1, the provisions of Section 3 of this Exhibit B, Rider to Lease, and Exhibit B-2 to the Lease, shall be null and void and of no further force and effect.

                  3. Within thirty (30) days after written notice from Tenant to Landlord setting forth in reasonable detail, the amount of Tenant's Construction Costs (as defined below), together with invoices therefor and proof that such invoices have been paid, all in form reasonably acceptable to Landlord, Landlord shall reimburse to Tenant an amount not to exceed the lesser of (a) Tenant's Construction Costs and (b) the difference between $200,000 and Landlord's Construction Costs (as defined below). For purposes hereof, Tenant's Construction Costs shall mean out-of-pocket costs actually incurred by Tenant for construction of Tenant's MIS Lab in the Premises, including electrical wiring costs, in accordance with plans and specifications therefor which have been approved in advance by Landlord, but not including wiring or cabling of equipment in the lab which does not constitute construction costs. For purposes hereof, Landlord's Construction Costs shall be equal to the out-of-pocket costs incurred by Landlord in connection with the expansion of the Premises to include the Expansion Space, the contraction of the Premises to delete the Contraction Space and the amendment of the Lease, including, without limitation, construction, architectural, engineering and legal costs. The sum of (i) $15,092 and
         (ii) the lesser of (x) $200,000 and (y) the sum of Tenant's Construction Costs and Landlord's Construction Costs (together, the "Amortization Amount") shall be amortized at an annual interest rate of 10% over the period from March 1, 1996 to November 30, 2001 and shall be payable by Tenant to Landlord monthly as additional rent at the same time and in the same manner as Annual Rent; provided, however, that Tenant shall also pay as additional rent, at the same time and in the same manner as the next installment of Annual Rent owing after determination of the Amortization Amount, an amount equal to the sum of the monthly payments of the Amortization Amount which would have been payable hereunder had the Amortization Amount previously been determined (that is, the sum of the monthly payments of the Amortization Amount for the period from March, 1996 through and including the month in which the Amortization Amount is determined) plus the then current monthly payment of the Amortization Amount.

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                  5. Tenant has been and will continue to be obligated to pay to
         Landlord monthly the amount of $2,122.48 through the period ending on October 31, 1997 as additional rent at the same time and in the same manner as Annual Rent. Such payments represent Tenant's continuing obligation under the provisions of Section 3 of Exhibit B, Rider to Lease, as attached to the original Lease.

                  6. Tenant acknowledges that in order to accommodate Tenant's occupancy of the Expansion Space, an existing tenant area on the first floor of the Building had to be divided into two, and that the portion of such area not occupied by Tenant does not have any appropriate means of access to the common areas of the Building. Accordingly, upon Landlord's construction of a building standard tenant entrance from such space to the common areas of the Building and notice to Tenant thereof, Tenant shall reimburse Landlord for the cost of constructing such entrance in an amount not to exceed $5,000, which amount shall be payable as additional rent with the next installment of Annual Rent thereafter owing. Nothing stated herein shall be deemed to obligate Landlord to construct such entrance."

         5. Section 4 of Exhibit B, Rider to Lease, is hereby amended by (a) inserting the words "after March 1, 1996" in clause (c) after the words "or any portion thereof" and (b) substituting the words "sixty-six (66) months for the words "sixty (60) months" in both instances in which such words appear in the second sentence of said Section 4.

         6. Except as set forth herein, the Lease shall remain unmodified and in full force and effect.

         EXECUTED as a sealed instrument as of the day and year first written above.

                                      25 MALL ROAD TRUST
                                      by its Agent, Spaulding and Slye
                                      Services Limited Partnership

                                      By: Spaulding and Slye Real Estate
                                          Services Company, Inc., its
                                          general partner


                                          By: /s/ David A. Weskey
                                              -------------------------
                                              Name: David A. Weskey
                                              Title: EVP

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                                      OBJECT DESIGN, INC.


                                      By: /s/ Stanley J. Miller
                                          -----------------------------
                                          Name: Stanley J. Miller
                                          Title: Chief Financial Officer


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                    [PHOTO: OBJECT DESIGN, INC. Exhibit A-1
                          Plan Showing Tenant's Space
                                First Floor]


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                    [PHOTO: OBJECT DESIGN, INC. Exhibit A-1
                          Plan Showing Tenant's Space
                                Sixth Floor]


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                    [PHOTO: OBJECT DESIGN, INC. Exhibit A-2
             Plan Showing Tenant's Space After the Contraction Date
                                  First Floor]


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                    [PHOTO: OBJECT DESIGN, INC. Exhibit A-2
             Plan Showing Tenant's Space After the Contraction Date
                                  First Floor]


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                    [PHOTO: OBJECT DESIGN, INC. Exhibit A-1
                          Plan Showing Tenant's Space
                                  Fifth Floor]